UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

(972) 497-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2008, Lennox International Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of such press release is furnished as Exhibit 99.1 to this report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached hereto as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective July 18, 2008, the Company’s Board of Directors amended Article III, Section 2 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to remove the maximum age at which directors are required to retire from the Company’s Board of Directors. In connection with the above change in the Bylaws, the Company’s Board of Directors amended the Company’s Corporate Governance Guidelines to extend the age at which directors are required to retire from the Company’s Board of Directors from age seventy-three (73) to age seventy-five (75).

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 hereto and amended Article III, Section 2 thereof is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

  (c)   Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Amended and Restated Bylaws of Lennox International Inc., as amended effective July 18, 2008.
99.1	Press release dated July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: July 23, 2008

By: /s/ Kenneth C. Fernandez
Name: Kenneth C. Fernandez
Title: Associate General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Amended and Restated Bylaws of Lennox International Inc., as amended effective July 18, 2008.
99.1	Press release dated July 23, 2008.

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